Exhibit 10.12     Modification No. 1 to Purchase Order No. F98-179335


LMITCO Form                                                          Page 1 of 1
PROC-1812b
(Rev. 07/98)

                              MODIFICATION NO. 1 TO
                          PURCHASE ORDER NO. F98-179335
               LOCKHEED MARTIN IDAHO TECHNOLOGIES COMPANY (LMITCO)
                               225 Fremont Avenue
                    P.O. Box 1625, Idaho Falls, ID 83415-3521
         OPERATING UNDER U.S. GOVERNMENT CONTRACT NO. DE-AC07-94ID13223

To:  Orbit Technologies, Inc.
     5950 La Place Court, Suite 140
     Carlsbad, CA 92008

     Confirming to: J. A. Giansiracusa             Effective Date: July 21, 1998
--------------------------------------------------------------------------------

This Modification effects the following:

1. The scope of work is changed as detailed in the attached revised Statement of Work, "Polysiloxane Encapsulation of Calcined Surrogate Material", dated July 13, 1998.


Pricing Summary
---------------

Price of this Purchase Order                $20,175.00
Price of this Modification No. 1            $7,500.00
                                            ---------
Revised Price of this Purchase Order        $27,675.00

Except to the extent changed by this modification, or to the extent rendered inconsistent herewith, all of the terms and provisions of this Purchase Order remain unchanged and continue in full force and effect.

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Procurement Agent: C.F. Cloud         Telephone: (208) 526-5596
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
Billing Address:                      Signed:/s/C.F. Cloud                                            7-21-98
----------------                             -----------------------------------------------------------------
Accounts Payable                             Lockheed Martin Idaho Technologies Company               Date
LMITCO
P.O. Box 1625                         Title:       Procurement Agent
Idaho Falls, ID 83415-3117
                                      Signed:/s/James A. Giansiracusa                                 7-27-98
                                             -----------------------------------------------------------------
                                             (Subcontractor's Official)                               Date

                                      Title:    VP-OPS
                                                ------

                                      Return one signed copy of this Modification to LMITCO.
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